Tax Receivable Agreement Obligation	9 Months Ended	12 Months Ended
	Sep. 30, 2017	Dec. 31, 2016
Text Block [Abstract]
Tax Receivable Agreement Obligation
6.	TAX RECEIVABLE AGREEMENT OBLIGATION

On the Effective Date, Vistra Energy entered into a tax receivable agreement (the TRA) with a transfer agent on behalf of certain former first lien creditors of TCEH. The TRA generally provides for the payment by us to holders of TRA Rights of 85% of the amount of cash savings, if any, in US federal and state income tax that we realize in periods after Emergence as a result of (a) certain transactions consummated pursuant to the Plan of Reorganization (including the step-up in tax basis in our assets resulting from the PrefCo Preferred Stock Sale), (b) the tax basis of all assets acquired in connection with the Lamar and Forney Acquisition in April 2016 (see Note 3) and (c) tax benefits related to imputed interest deemed to be paid by us as a result of payments under the TRA, plus interest accruing from the due date of the applicable tax return.

Pursuant to the TRA, we issued the TRA Rights for the benefit of the first lien secured creditors of our Predecessor entitled to receive such TRA Rights under the Plan. Such TRA Rights are subject to various transfer restrictions described in the TRA and are entitled to certain registration rights more fully described in the Registration Rights Agreement (see Note 14).

During the three months ended September 30, 2017, we recorded a reduction to the carrying value of the TRA obligation of approximately $160 million. The reduction to the TRA obligation resulted from changes in the estimated timing of TRA payments resulting from changes in certain tax assumptions including (a) the impacts of Luminant’s plan to retire its Monticello generation plant (see Note 17), (b) investment tax credits we expect to receive related to the Upton solar development project, (c) assets acquired in the Odessa Acquisition (see Note 3) and (d) the impacts of other forecasted tax amounts.

As of September 30, 2017, the estimated carrying value of the TRA obligation totaled $500 million, which represents the discounted amount of projected payments under the TRA. The projected payments are based on certain assumptions, including but not limited to (a) the federal corporate income tax rate of 35% and (b) estimates of our taxable income in the current and future years. Our taxable income takes into consideration the current federal tax code and reflects our current estimates of future results of the business. These assumptions are subject to change, and those changes could have a material impact on the carrying value of the TRA obligation. The aggregate amount of undiscounted payments under the TRA is estimated to be approximately $2.2 billion, with approximately half of such amount expected to be attributable to the first 15 tax years following Emergence, and the final payment expected to be made approximately 40 years following Emergence (assuming that the TRA is not terminated earlier pursuant to its terms).

The carrying value of the obligation is being accreted to the amount of the gross expected obligation using the effective interest method. Changes in the amount of this obligation resulting from changes to either the timing or amount of TRA payments are recognized in the period of change and measured using the discount rate inherent in the initial fair value of the obligation. During the three and nine months ended September 30, 2017, the Impacts of Tax Receivable Agreement on the condensed statement of consolidated income (loss) totaled $138 million and $96 million, respectively, which represents the reduction to the carrying value of the TRA obligation discussed above net of accretion expense totaling $22 million and $64 million, respectively. The balance at September 30, 2017 and December 31, 2016 totaled $500 million and $596 million, respectively. The balance at September 30, 2017 included $24 million recorded to other current liabilities in the condensed consolidated balance sheet.

Additionally, we expect to record an adjustment to the carrying value of the TRA obligation during the fourth quarter of 2017 as a result of the retirement announcements related to the Sandow 4, Sandow 5 and Big Brown generation units and the impacts of the Alcoa settlement (see Note 17).

10. TAX RECEIVABLE AGREEMENT OBLIGATION

On the Effective Date, Vistra Energy entered into a tax receivable agreement (the TRA) with a transfer agent on behalf of certain former first lien creditors of TCEH. The TRA generally provides for the payment by us to holders of TRA Rights of 85% of the amount of cash savings, if any, in United States federal and state income tax that we realize in periods after Emergence as a result of (a) certain transactions consummated pursuant to the Plan of Reorganization (including any step-up in tax basis in our assets resulting from the PrefCo Preferred Stock Sale), (b) the tax basis of all assets acquired in connection with the Lamar and Forney Acquisition in April 2016 and (c) tax benefits related to imputed interest deemed to be paid by us as a result of payments under the TRA, plus interest accruing from the due date of the applicable tax return.

Pursuant to the TRA, we issued the TRA Rights for the benefit of the first lien secured creditors of our Predecessor entitled to receive such TRA Rights under the Plan. Such TRA Rights are subject to various transfer restrictions described in the TRA and are entitled to certain registration rights more fully described in the Registration Rights Agreement.

The estimate of fair value of $574 million for the Tax Receivable Agreement Obligation on the Effective Date was the discounted amount of projected payments under the TRA, based on certain assumptions, including but not limited to:

•	the amount of tax basis step-up resulting from the PrefCo Preferred Stock Sale, which is expected to be approximately $5.5 billion, and the allocation of such tax basis step-up among the assets subject thereto;

•	the depreciable lives of the assets subject to such tax basis step-up, which generally is expected to be 15 years for most of such assets;

•	a federal corporate income tax rate of 35%;

•	the Company will generally generate sufficient taxable income so as to be able to utilize the deductions arising out of (i) the tax basis step-up attributable to the PrefCo Preferred Stock Sale, (ii) the entire tax basis of the assets acquired as a result of the Lamar and Forney Acquisition (as defined herein), and (iii) tax benefits related to imputed interest deemed to be paid by us as a result of payments under the TRA in the tax year in which such deductions arise, and

•	a discount rate of 15%, which represents our view of the rate that a market participant would use based on the risk associated with the uncertainty in the amount and timing of the cash flows. The aggregate amount of undiscounted payments under the TRA is estimated to be approximately $2.1 billion, with more than 90% of such amount expected to be attributable to the first 15 tax years following Emergence, and the final payment expected to be made approximately 40 years following Emergence (assuming that the TRA is not terminated earlier pursuant to its terms).

The fair value of the obligation at the Emergence Date is being accreted to the amount of the gross expected obligation using the effective interest method. Changes in the amount of this obligation resulting from changes to either the timing or amount of cash flows are recognized in the period of change and measured using the discount rate inherent in the initial fair value of the obligation. During the period from October 3, 2016 to December 31, 2016, the Impacts of Tax Receivable Agreement on the statement of consolidated income (loss) was $22 million, which represents accretion expense for the period, and the balance at December 31, 2016 totaled $596 million.

Under the Internal Revenue Code, a corporation’s ability to utilize certain tax attributes, including depreciation, may be limited following an ownership change if the corporation’s overall asset tax basis exceeds the overall fair market value of its assets (after making certain adjustments). The Spin-Off resulted in an ownership change and it is expected that the overall tax basis of our assets may have exceeded the overall fair market value of our assets at such time. As a result, there may be a limitation on our ability to claim a portion of our depreciation deductions for a five-year period. This limitation could have a material impact on our tax liabilities and on our obligations under the TRA Rights. In addition, any future ownership change of Vistra Energy following Emergence could likewise result in additional limitations on our ability to use certain tax attributes existing at the time of any such ownership change and have an impact on our tax liabilities and on our obligations with respect to the TRA Rights under the TRA.